--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 31, 1997
                Date of Report (Date of Earliest Event Reported)

                            ------------------------

                                WESTERN BANCORP
             (Exact Name of Registrant As Specified In Its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

               0-13551                              95-3863296
      (Commission File Number)         (I.R.S. Employer Identification No.)

                         4100 NEWPORT PLACE, SUITE 900
                        NEWPORT BEACH, CALIFORNIA 92660
               (Address of Principal Executive Offices)(Zip Code)

                                 (714) 863-2300
              (Registrant's Telephone Number, including Area Code)

           __________________________________________________________
         (Former Name or Former Address, If Changed Since Last Report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

    On July 30, 1997, Western Bancorp ("Western") entered into an Agreement and Plan of Merger, by and among Western, Western Bank and Santa Monica Bank ("SMB"), pursuant to which SMB will merge with a subsidiary of Western.

    In connection therewith, Western hereby files SMB's Quarterly Report on Form F-4 for the quarter ended September 30, 1997, dated October 22, 1997, as follows:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     FEDERAL DEPOSIT INSURANCE CORPORATION

                             WASHINGTON, D.C. 20429

                            ------------------------

                                    FORM F-4

                                ---------------

                                QUARTERLY REPORT

            UNDER SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

                      FOR QUARTER ENDED SEPTEMBER 30, 1997
                   FDIC INSURANCE CERTIFICATE NUMBER 00114-7

                            ------------------------

                               SANTA MONICA BANK

            (Incorporated in the State of California on Feb. 3/1928)

                   IRS EMPLOYER IDENTIFICATION NO. 95-1191910

                               1251 FOURTH STREET

                         SANTA MONICA, CALIFORNIA 90401

                          TELEPHONE NO. (213) 394-9611

                            ------------------------

    SANTA MONICA BANK (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS, AND
(2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.   YES
/X/  NO / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               SANTA MONICA BANK

                            STATEMENTS OF CONDITION

                                                                                     PERIOD ENDED SEPTEMBER 30,
                                                                                   ------------------------------
                                                                                        1997            1996
                                                                                   --------------  --------------

ASSETS
Cash and Due from Banks..........................................................  $   39,329,633  $   45,494,274
                                                                                   --------------  --------------

Federal funds sold...............................................................      79,000,000      59,000,000
Investment securities available for sale.........................................     150,282,461     125,546,296
Loans                                                                                 384,511,292     365,517,125
  Less: unearned income..........................................................         128,262         114,011
      allowance for possible loan losses.........................................       8,516,632       9,407,156
      Loans, net.................................................................     375,866,398     355,995,958
Bank premises and equipment, net.................................................      10,288,131      10,495,227
Real estate owned................................................................       3,310,647       9,935,820
Accrued interest receivable......................................................       3,921,612       4,347,289
Net deferred tax asset...........................................................         359,723         171,132
Other assets                                                                            1,163,743       1,305,364
                                                                                   --------------  --------------

  Total assets...................................................................  $  663,522,348  $  612,291,360
                                                                                   --------------  --------------
                                                                                   --------------  --------------

LIABILITIES
Noninterest bearing deposits.....................................................  $  179,291,496  $  164,433,892
Interest bearing deposits........................................................     400,341,306     373,149,183
                                                                                   --------------  --------------

  Total Deposits.................................................................     579,632,802     537,583,075
                                                                                   --------------  --------------
                                                                                   --------------  --------------
Mortgage indebtedness............................................................       1,966,977       1,986,715
Other liabilities................................................................       3,045,384       2,424,014
  Total liabilities..............................................................  $  584,645,163  $  541,993,804
                                                                                   --------------  --------------
                                                                                   --------------  --------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Capital Stock (authorized 50,000,000 and 10,000,000 shares of $3 par value for
  1997 and 1996, respectively, issued and outstanding, 7,077,332 shares for 1997
  and 1996)......................................................................      21,231,996      21,231,996
Surplus..........................................................................       2,982,631       2,982,631
Undivided Profits................................................................      54,251,465      45,699,959
Unrealized holding gains on securities, net of income taxes of $285,674 and
  $266,132 for 1997 and 1996 respectively........................................         411,093         382,970
                                                                                   --------------  --------------
  Total Stockholders' equity.....................................................  $   78,877,185  $   70,297,556
                                                                                   --------------  --------------
                                                                                   --------------  --------------
  Total liabilities and stockholders' equity.....................................  $  663,522,348  $  612,291,360
                                                                                   --------------  --------------
                                                                                   --------------  --------------

Standby letters of credit total $1,998,549 at September 30, 1997 and $1,106,793 at September 30, 1996.

                               SANTA MONICA BANK

                            STATEMENTS OF OPERATIONS

                                                          THREE MONTHS ENDING           FISCAL YEAR TO DATE
                                                               SEPT. 30,            NINE MONTHS ENDING SEPT. 30,
                                                      ----------------------------  ----------------------------
                                                          1997           1996           1997           1996
                                                      -------------  -------------  -------------  -------------
Interest Income
Interest and fees on loans..........................  $   9,326,804      8,766,387     27,433,152     26,323,333
Interest on investment securities:
  Taxable...........................................      2,198,956      1,610,794      5,779,475      4,504,883
  Tax-exempt........................................        186,199        268,703        635,476        826,140
Other...............................................      1,027,777        746,670      2,707,673      1,841,266
                                                      -------------  -------------  -------------  -------------
  Total interest Income.............................     12,739,736     11,392,554     38,555,776     33,495,622
                                                      -------------  -------------  -------------  -------------
Interest Expense
Interest on deposits................................      3,949,691      3,290,418     10,847,665      9,916,843
Interest on federal funds purchased
Interest on other liabilities.......................         49,258         48,503        146,858        146,414
                                                      -------------  -------------  -------------  -------------
  Total interest expense............................      3,998,949      3,338,921     10,994,523     10,063,257
                                                      -------------  -------------  -------------  -------------
Net interest Income.................................      8,740,787      8,053,633     25,561,253     23,432,365
                                                      -------------  -------------  -------------  -------------
Provision for loan losses
Net interest income after provision for loan
  losses............................................      8,740,787      8,053,633     25,561,253     23,432,365
                                                      -------------  -------------  -------------  -------------
Noninterest income
Trust department income.............................        819,229        746,162      2,430,785      2,190,122
Service charges on deposits accounts................        803,852        775,689      2,373,793      2,381,891
Other service charges, commission and fees..........        119,605        128,058        353,484        346,862
Other income........................................         53,603         34,203        172,040        182,749
                                                      -------------  -------------  -------------  -------------
  Total noninterest income..........................      1,796,289      1,684,112      5,330,102      5,101,624
                                                      -------------  -------------  -------------  -------------
Noninterest Expense
Salaries............................................      2,897,525      2,773,641      8,488,997      8,239,774
Profit sharing and other employee benefits..........        745,520        695,448      2,218,092      2,176,270
Net occupancy expense of bank premises..............        637,003        633,056      1,887,531      1,877,871
Furniture and equipment expense.....................        423,533        397,634      1,241,385      1,183,241
FDIC assessment.....................................         17,263         38,070         90,457        296,541
Legal fees..........................................        147,334        298,498        904,398      1,023,427
Loss (gain) on sale of OREO.........................        (21,942)       (24,949)      (546,855)        51,940
OREO related expenses...............................        (16,347)        83,953         (9,246)     1,207,029
Other operating expense.............................      1,173,938      1,164,744      3,415,242      3,480,292
Merger costs........................................        841,377                       841,377
                                                      -------------  -------------  -------------  -------------
  Total noninterest expense.........................      6,845,204      6,060,095     18,531,378     19,536,385
                                                      -------------  -------------  -------------  -------------
Income before income taxes..........................      3,691,872      3,677,650     12,359,977      8,997,604
Applicable income tax expense.......................      1,333,985      1,033,184      4,338,459      2,246,852
                                                      -------------  -------------  -------------  -------------
Net income..........................................  $   2,357,887      2,644,466      8,021,518      6,750,752
                                                      -------------  -------------  -------------  -------------
Net income per share................................  $        0.33           0.37           1.13           0.95
                                                      -------------  -------------  -------------  -------------
                                                      -------------  -------------  -------------  -------------

See notes to Consolidated Financial Statements

                               SANTA MONICA BANK

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                                                                UNREALIZED HOLDING
                                                                                     GAINS ON
                                          CAPITAL                  UNDIVIDED    SECURITIES NET OF
                                           STOCK       SURPLUS      PROFITS        INCOME TAXES        TOTAL
                                        ------------  ----------  ------------  ------------------  ------------
Balance, December 31, 1995............    21,231,996   2,982,631    39,656,939          594,838       64,466,404
Net Income............................                               6,750,752                         6,750,752
Cash dividend declared at $.10 per
  share...............................                                (707,732)                         (707,732)
Net change in unrealized holding gains
  (losses) on investment securities
  available for sale, net of income
  taxes...............................                                                 (211,868)        (211,868)
                                        ------------  ----------  ------------       ----------     ------------
Balance, September 30, 1996...........    21,231,996   2,982,631    45,699,959          382,970       70,297,556
                                        ------------  ----------  ------------       ----------     ------------
                                        ------------  ----------  ------------       ----------     ------------
Balance, December 31, 1996............    21,231,996   2,982,631    48,211,600          549,080       72,975,307
Net Income............................                               8,021,518                         8,021,518
Cash dividends at $.28 per share......                              (1,981,653)                       (1,981,653)
Net chance in unrealized holding gains
  (losses) on investment securities
  available for sale, net of income
  taxes...............................                                                 (137,987)        (137,987)
                                        ------------  ----------  ------------       ----------     ------------
Balance, September 30, 1997...........    21,231,996   2,982,631    54,251,465     $    411,093       78,877,185
                                        ------------  ----------  ------------       ----------     ------------
                                        ------------  ----------  ------------       ----------     ------------

See notes to Consolidated Financial Statements.

                               SANTA MONICA BANK

                            STATEMENTS OF CASH FLOWS

                                                                                 NINE MONTHS ENDED SEPTEMBER 30,
                                                                                 --------------------------------
                                                                                      1997             1996
                                                                                 ---------------  ---------------
Reconciliation of net income to net cash provided by operating activities
Net income.....................................................................  $     8,021,518  $     6,750,752
Adjustments to reconcile net income to net cash provided by operating activities:
  Accretion of discount on investments.........................................       (1,512,314)        (660,028)
  Provision for loan losses....................................................
  Accretion of deferred loan fees and costs....................................         (911,635)        (502,782)
  Depreciation and amortization................................................        1,018,721          787,091
  Change in accrued interest receivable........................................         (425,485)        (212,811)
  Change in accrued interest payable...........................................          (11,604)         (39,528)
  Provision for deferred taxes.................................................
  Change in accrued taxes on income (excluding deferred activity)..............         (508,182)         171,132
  Change in accounts payable and other liabilities.............................          543,886          771,152
                                                                                 ---------------  ---------------
  Total Adjustments............................................................       (1,806,613)         314,226
    Net cash provided by operating activities..................................  $     6,214,905  $     7,064,978
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------
Cash flows from investing activities:
  Proceeds from sale of investment securities..................................  $   299,020,000  $   135,708,723
  Purchase of investment securities............................................     (306,651,081)    (126,655,772)
  Net increase in loans........................................................       (9,966,852)      (2,198,164)
  Loan origination fees received...............................................          788,336          429,613
  Proceeds from sale of other real estate owned................................        5,295,395        8,622,083
  Purchase of Bank premises and equipment......................................         (989,686)        (413,180)
  Other assets.................................................................          415,449          625,884
                                                                                 ---------------  ---------------
    Net Cash used in investing activities......................................  $   (12,088,439) $    16,119,187

Cash flows from financing activities:
  Net (decrease) increase in demand deposits, Now accounts and savings
    accounts...................................................................  $    18,220,035  $   (10,117,380)
  Net increase (decrease) in certificates of deposits..........................        7,429,760        1,832,996
  Dividends paid...............................................................       (1,981,653)        (707,732)
                                                                                 ---------------  ---------------
    Net cash provided by financing activities..................................  $    23,668,142  $    (8,992,116)

Net increase in cash and cash equivalents......................................       17,794,608       14,192,049

Cash and cash equivalents, beginning of year...................................      100,535,025       90,302,225
                                                                                 ---------------  ---------------
Cash and cash equivalents, end of year.........................................  $   118,329,633  $   104,494,274
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------

                               SANTA MONICA BANK

Note 1: In the opinion of management, the accompanying unaudited financial statement of Santa Monica Bank, includes all adjustments necessary to present fairly its financial position as of September 30, 1997, its results of operations and its cash flows for the quarter then ended.

Note 2: Income taxes for period ended 9-30-97 and 9-30-96.

    Total tax expense amounted to $4,338,459 in 1997 and $2,246,852 in 1996 (effective rates of 35.2% and 20.8% respectively) a total less than the amount of $4,325,992 in 1997 and $3,059,185 in 1996, computed by the U.S. Federal Income Tax rate of 35% in 1997 and 34% in 1996, to income before tax. The reasons for this difference are as follows:

                                                                                1997                       1996
                                                                     --------------------------  ------------------------
                                                                                    % OF PRETAX               % OF PRETAX
                                                                        AMOUNT        INCOME       AMOUNT       INCOME
                                                                     -------------  -----------  -----------  -----------
Tax expense at statutory rate......................................  $   4,325,992          35%    3,059,185          34%
Increase (reduction) in taxes resulting from:
Tax exempt interest................................................       (203,073)       (1.6)     (225,043)       (2.8)
State franchise taxes, net of federal income tax benefits..........        971,058         7.9       359,100         4.1
Merger cost........................................................        294,482         2.4
Reduction in valuation allowance...................................     (1,050,000)       (6.5)     (917,000)      (10.2)
Other..............................................................                                      610
                                                                     -------------       -----   -----------       -----
Total..............................................................      4,338,459        35.2     2,246,852        20.8
                                                                     -------------       -----   -----------       -----
                                                                     -------------       -----   -----------       -----

Note 3: In March of 1997 the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 128 Earnings Per Share
(EPS) which changes among other things the method of computing earnings per share as follows:

    Replacement of primary EPS with basic EPS. Basic EPS is computed by dividing reported earnings available to common stockholders by weighted average shares outstanding. Use of the average share price for the period when applying the treasury stock method in computing diluted EPS.

    Statement 128 is effective for financial statements ending after December 15, 1997. Early adoption is prohibited. Because of the limited number of options outstanding management does not believe the adoption of SFAS No. 128 will have a material effect on the financial position or results of operations of the Bank.

Note 4: Cash dividends declared:

    On July 23, 1997, the Board of Directors declared a cash dividend of $.10 per share, to be paid on August 29, 1997 to stockholders of record August 15, 1997.

Note 5: Letters of Credit

    Standby letters of credit total $1,998,549 at September 30, 1997 and $962,883 at September 30, 1996.

Note 6: Legal Proceedings

    The Bank is continually faced with legal proceedings in the ordinary conduct of its business, which in the opinion of the counsel and the judgement of management will not materially affect its financial position.

                               SANTA MONICA BANK

              MANAGEMENT'S ANALYSIS OF QUARTERLY INCOME STATEMENTS

    For the third quarter of 1997, income before taxes was $3,691,872 compared to 1996 third quarter earnings of $3,677,650. Net income for the quarter totaled $2,357,887 or $.33 per share, down $286,579 or 11% from $2,644,466 or $.37 per share in the third quarter in 1996. The slight decline in net income is directly attributed to an $841,377 charge for merger related costs, or the equivalent of $.12 per share.

    For the nine months ending September 30, 1997, income before taxes was $12,359,977, or 37% over $8,997,604 a year ago. Net income of $8,021,518 or
$1.13 per share, was an increase of 19% over $6,750,752 or $.95 per share reported in 1996.

    Our progress continued to be supported by a decline in real estate owned, which decreased 41% to $3.3 million from $5.6 million reported in the previous quarter ending June 1997. Delinquent and non-accrual loans are down for the year. Credits past due 30 to 89 days totaled $2,614,734, down 9% from $2,884,935 in the quarter ended September 1996. Loans past due over 90 days and still accruing remain at zero. Non-accrual loans totaled $2,030,207 or .53% of total loans, a 75% decrease from September 1996 when non-accruals totaled $8.1 million or 2.20% of total loans. During the same period, net loans grew $20 million from $355.9 million to $375.9 million or 5.6%.

    Our solid capital position exceeds all regulatory requirements for well-capitalized banks. Equity capital to assets totals 11.48%. Equity capital (Tier 1) to risk-weighted assets was 19.24% and total capital, (Tier 1 and Tier
2) to risk-weighted assets was 20.50%.

    The pending merger announced on July 30, 1997 between Santa Monica Bank and Western Bancorp continues to move forward smoothly. The necessary applications for approval of the merger have been filed with the appropriate regulatory authorities. After all regulatory approvals have been received, a joint proxy statement containing complete details and special meeting dates will be mailed to stockholders some time in early to mid November. As more details become available, our stockholders and customers will be kept fully informed.

    Net interest income after provision for loan losses for the first nine months of 1997 amounted to $25,561,253 or 9% increase over the first nine months of 1996 and 18% increase over the first nine months of 1995.

    Total interest income during the first nine months of 1997 increase 9% to $36,555,776 from $33,495,622 in 1996. Total interest expense increase 9% to $10,994,523 from $10,063,257 in 1996.

    Total other operating income, which is derived from trust, escrow and service charges increase 4% to $5,330,102 for the first nine months of 1997, as compared with $5,101,624 for the same period in 1996. Total other operating expense, which includes staff, occupancy and other expenses, for the first nine months of 1997, was $18,531,378 or a 5% decrease over the same period in 1996.

    Total assets reached $663,522,348 at September 30, 1997, or 8% increase as compared to $612,291,360 at September 30, 1996. Loans increased 6% to $375,866,398 at September 30, 1997, from $355,995,958 at September 30, 1996.
Deposits amounted to $579,632,802 at September 30, 1997, an increase of 8% from September 30, 1996.

                               SANTA MONICA BANK

    Stockholders' equity at September 30, 1997, amounted to $78,877,185 an increase of 12% over September 30, 1996. Based on 7,077,332 shares outstanding, the per share equity value of the stock increased to $11.15 at September 30, 1997 from $9.93 at September 30, 1996.

                                                                                 1ST NINE MONTHS  1ST NINE MONTHS
                                                                                      1997             1996
                                                                                 ---------------  ---------------

PROFITABILITY RATIOS:
-------------------------------------------------------------------------------
Return on average assets.......................................................          1.64%            1.48%
Return on average stockholders' equity.........................................         14.24%           13.56%

CAPITAL RATIOS:                                                                  SEPT. 30, 1997   SEPT. 30, 1996
-------------------------------------------------------------------------------  ---------------  ---------------
Tier 1 Capital to Adjusted Assets..............................................         11.48%           11.48%

Tier 1 Capital to Risk-Weighted Assets.........................................         19.24%           18.48%

Total Capital to Risk-Weighted Assets..........................................         20.50%           19.74%

                               SANTA MONICA BANK
                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the bank has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SANTA MONICA BANK

     /S/ PABLO M. ERCILLA                       /s/ DARIO O. QUIROGA
------------------------------       ------------------------------------------
       Pablo M. Ercilla                           Dario O. Quiroga
  VICE PRESIDENT\CONTROLLER                  SR. VICE PRESIDENT\CASHIER
                                              CHIEF FINANCIAL OFFICER

Date: October 22, 1997                          /s/ AUBREY L. AUSTIN
                                     ------------------------------------------
                                                  Aubrey L. Austin
                                                     PRESIDENT
                                              CHIEF EXECUTIVE OFFICER

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 31, 1997

                                WESTERN BANCORP

                                By:  /s/ ARNOLD C. HAHN
                                     -----------------------------------------
                                     Name: Arnold C. Hahn
                                     TITLE: EXECUTIVE VICE PRESIDENT AND
                                     CHIEF FINANCIAL OFFICER